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                                                                   Exhibit 23.2


                        Consent of Independent Auditors
                        -------------------------------


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 14, 1997, except as to Notes 10 and 15, as to which the date is April 11, 1997, included in this Proxy Statement/Prospectus of Royal Grip, Inc.


                                                        /s/ ERNST & YOUNG LLP

Phoenix, Arizona

July 24, 1997